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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that this Statement on Schedule 13D with respect to the Common Stock of Inprimis, Inc. of even date herewith is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: January 17, 2002                        /s/ MIKE ZOI
                                               --------------------------------
                                                   MIKE ZOI


Dated: January 17, 2002                        /s/ PETER NOVAK
                                               --------------------------------
                                                   PETER NOVAK


Dated: January 17, 2002                        /s/ BORIS ZINGAREVICH
                                               --------------------------------
                                                   BORIS ZINGAREVICH


Dated: January 17, 2002                        ENER1 HOLDINGS, INC., a Florida
                                               corporation

                                              By: /s/ MIKE ZOI
                                                 ------------------------------
                                                 Mike Zoi
                                                 President


Dated: January 17, 2002                       Z-N LLC


                                              By: /s/ MIKE ZOI
                                                 ------------------------------
                                                 Mike Zoi
                                                 Manager


Dated: January 17, 2002                       Bzinfin, S.A.


                                              By: /s/ BORIS ZINGAREVICH
                                                 ------------------------------
                                                 Boris Zingarevich
                                                 Chairman